Exhibit 10.32

GUARANTY

THIS GUARANTY (this “Guaranty”) is made as of December 20, 2019, by NEW ENGLAND REALTY ASSOCIATES LIMITED PARTNERSHIP, a Massachusetts limited partnership, having an address at c/o The Hamilton Company, 39 Brighton Ave., Boston, MA 02134 (“Guarantor”), in favor of INSURANCE STRATEGY FUNDING CORP. LLC,  a Delaware limited liability company, having an address at c/o J.P. Morgan Asset Management, 277 Park Avenue, 9th Floor, New York, New York 10017 (“Lender”).

W I T N E S S E T H:

WHEREAS, Pursuant to the terms of that certain Promissory Note (as the same may hereafter be amended, restated, renewed, supplemented, replaced, extended or otherwise modified from time to time, the “Note”), dated as of the date hereof, made by Mill Street Gardens, LLC, a Delaware limited liability company (“Borrower”) in favor of Lender, Borrower has borrowed from Lender the principal sum of up to $35,000,000.00 (the “Loan”).  The Loan is evidenced by, among other things, that certain Loan Agreement by and between Borrower and Lender, dated as of the date hereof (as the same may be amended, modified, supplemented, restated, extended, replaced or renewed from time to time, the “Loan Agreement”) and is secured by, among other things, that certain Mortgage Deed, Assignment of Leases and Rents and Security Agreement dated as of the date hereof, made by Borrower in favor of Lender, as the same may be amended, modified, supplemented, restated, consolidated, spread, split, extended, replaced or renewed from time to time (the “Security Instrument”) and the other Loan Documents.  All defined terms used herein which are not otherwise defined herein shall have the meaning assigned to such terms in the Loan Agreement;

WHEREAS, it is a condition to Lender’s making the Loan that this Guaranty be executed and delivered by Guarantor; and in order to induce Lender to make the Loan which Lender would not do but for the execution, delivery and performance of this Guaranty, Guarantor has agreed to guarantee certain obligations as more fully and particularly set forth herein; and

WHEREAS, Guarantor is the owner of a direct or indirect interest in Borrower, and Guarantor will directly benefit from Lender’s making the Loan to Borrower.

NOW, THEREFORE, in consideration of the foregoing premises and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Guarantor unconditionally guarantees and agrees as follows:

1.         Agreement.  Guarantor hereby irrevocably and unconditionally guarantees to Lender and its successors and assigns the payment and performance of the Recourse Obligations of Borrower (as herein defined) as and when the same shall be due and payable, whether by lapse of time, by acceleration of maturity or otherwise.  Guarantor hereby irrevocably and unconditionally covenants and agrees that it is liable for the Recourse Obligations of Borrower as a primary obligor.

2.         Definition of Guaranteed Obligations.  As used herein, the term “Recourse Obligations of Borrower” means all obligations and liabilities of Borrower pursuant to Section 10.1 of the Loan Agreement.

3.         Remedies.  If Guarantor fails to promptly perform its obligations under this Guaranty, Lender may from time to time, and without first requiring performance by Borrower or exhausting any or all security for the Loan, bring any action at law or in equity or both to compel Guarantor to perform its obligations hereunder, and to collect in any such action compensation for all Losses sustained or incurred by Lender for the failure of Guarantor to perform its obligations, together with interest thereon at the highest rate of interest then applicable to the Principal Amount of the Loan as set forth in the Note or the Loan Agreement.

4.         Rights of Lender.  Guarantor authorizes Lender, without giving notice to Guarantor or obtaining Guarantor’s consent and without affecting the liability of Guarantor, from time to time to (a) renew or extend all or any portion of Borrower’s obligations under the Note or any of the other Loan Documents; (b) declare all sums owing to Lender under the Note and the other Loan Documents due and payable upon the occurrence of any Event of Default under the Loan Agreement or any of the other Loan Documents that continues beyond expiration of any applicable notice and/cure period; (c) make changes in the dates specified for payments of any sums payable under the Note, the Loan Agreement or any of the other Loan Documents; (d) otherwise modify the terms of any of the Loan Documents; (e) take and hold security for the performance of Borrower’s obligations under the Note or the other Loan Documents and exchange, enforce, waive and release any such security; (f) apply such security and direct the order or manner of sale thereof as Lender in its discretion may determine; (g) release, substitute or add any one or more endorsers of the Note or guarantors of Borrower’s obligations under the Note or the other Loan Documents; (h) apply payments received by Lender from Borrower to any obligations of Borrower to Lender, in such order as Lender shall determine in its sole discretion, whether or not any such obligations are covered by this Guaranty; (i) accept a conveyance of all or part of the Property conveyed by the Security Instrument in partial satisfaction of the Obligations; and/or (j) assign this Guaranty in whole or in part.

5.         Guarantor’s Waivers.  Guarantor waives, to the fullest extent permitted under applicable law, and agrees that its obligations under this Guaranty will not be impaired or affected by (a) any defense based upon any legal disability or other defense of Borrower, Guarantor or other person, or by reason of the cessation or limitation of the liability of Borrower from any cause other than full payment of all sums payable under the Note or any of the other Loan Documents; (b) any defense based upon any lack of authority of the officers, directors, partners, members or agents acting or purporting to act on behalf of Borrower or any principal of Borrower and/or Guarantor or any defect in the formation of Borrower or any principal of Borrower and/or Guarantor; (c) any defense based upon the application by Borrower of the proceeds of the Loan for purposes other than the purposes represented by Borrower to Lender or intended or understood by Lender or Guarantor; (d) any defense of Guarantor based upon Lender’s election of any remedy against either Guarantor or Borrower; (e) any defense based upon Lender’s failure to disclose to Guarantor any information concerning Borrower’s financial condition or any other circumstances bearing on Borrower’s ability to pay all sums payable under the Note or any of the other Loan Documents; (f) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in any other respects more burdensome than that of a principal; (g) any defense based upon Lender’s election, in any proceeding instituted under the U.S. Bankruptcy Code, of the application of Section 1111(b)(2) of the U.S. Bankruptcy Code or any successor statute; (h) any defense based upon any borrowing or any grant of a security interest under Section 364 of the U.S. Bankruptcy Code; (i) any right of subrogation, any right to enforce any remedy which Lender may have against Borrower and any right to participate in, or benefit from, any security for the Note or the other Loan Documents now or hereafter held by Lender; (j) presentment, demand, protest and notice of any kind; (k) the benefit of any statute of limitations affecting the liability of Guarantor hereunder or the enforcement hereof; (l) any illegality, irregularity, invalidity or unenforceability in whole or in part of the obligations guaranteed hereunder or under the Loan Documents or any provision thereof; and/or (m) any defense based on any exercise or non-exercise by Lender of any right, power or remedy under or in respect of the Loan Documents or any security held by Lender with respect thereto, or any waiver of any such right, power or remedy.  Guarantor agrees that the payment of all sums payable under the Note or any of the other Loan Documents or any part thereof or other act which tolls any statute of limitations applicable to the Note or the other Loan Documents shall similarly operate to toll the statute of limitations applicable to Guarantor’s liability hereunder.  Without limitation of any waiver otherwise set forth herein, Guarantor waives all rights and defenses arising out of an election of remedies by Lender even though that election of remedies, such as a nonjudicial foreclosure with respect to the security for a guaranteed obligation, has destroyed Guarantor’s rights and reimbursement against the principal.

6.         Guarantor’s Financial Covenants.  Guarantor represents and warrants to, and covenants with Lender that as of the date hereof and until such time as the Obligations under the Security Instrument shall be satisfied in full, Guarantor shall, at all times, and excluding any direct or indirect legal or beneficial interest in the Property, maintain (a) a net worth equal to or greater than $100,000,000.00 (“Minimum Net Worth”), as determined by Lender, in its sole discretion on a fair market value basis, and (b) liquid assets which are totally unencumbered (whether in favor of Lender or anyone else) and as to which there are no restrictions upon the use thereof of not less than $2,000,000.00 (“Minimum Liquidity Standard”), as determined by Lender in Lender’s reasonable discretion, consisting of cash or cash equivalents or obligations of, or fully guaranteed as to principal and interest by, the United States of America or any agency or instrumentality thereof (provided the full faith and credit of the United States supports such obligation or guarantee), having a maturity of not more than one year and certificates of deposit (with a maturity of two years or less) issued by, or savings account with, any bank or other financial institution having net assets of at least $500,000,000.00 and otherwise reasonably acceptable to Lender.  For so long as the Obligations are outstanding Guarantor shall provide reasonably satisfactory evidence to Lender annually (on or before the annual date that Borrower provides the certain financial deliveries with respect to the Property pursuant to Section 4.11(b) of the Loan Agreement) to establish compliance with the Minimum Net Worth and Minimum Liquidity Standard.

7.         Guarantor’s Warranties.  Guarantor acknowledges and agrees that (a) Lender would not make the Loan but for this Guaranty; (b) there are no conditions precedent to the effectiveness of this Guaranty; (c) Guarantor has established adequate means of obtaining from sources other than Lender, on a continuing basis, financial and other information pertaining to Borrower’s financial condition, the Property and Borrower’s activities relating thereto and the status of Borrower’s performance of obligations under the Loan Documents; (d) Guarantor shall keep adequately informed of any facts or circumstances which might in any way affect Guarantor’s financial risks in entering into this Guaranty; and (e) Lender has made no representation to Guarantor as to any such matters.

8.         Subordination.  Guarantor subordinates all present and future indebtedness owing by Borrower or any affiliate of Borrower to Guarantor (including, but not limited to, any rights to subrogation Guarantor may have as a result of any payment by Guarantor under this Guaranty), together with any interest thereon, to the Obligations.  Until payment in full of the Obligations (and including interest accruing on the Note after the commencement of a proceeding by or against Borrower under the U.S. Bankruptcy Code which interest the parties agree shall remain a claim that is prior and superior to any claim of Guarantor notwithstanding any contrary practice, custom or ruling in cases under the U.S. Bankruptcy Code generally), Guarantor agrees not to accept any payment or satisfaction of any kind of indebtedness of Borrower to Guarantor and hereby assigns such indebtedness to Lender, including the right to file proof of claim and to vote thereon in connection with any such proceeding under the U.S. Bankruptcy Code, including the right to vote on any plan of reorganization.  Further, if Guarantor shall comprise more than one person, firm or corporation, Guarantor agrees that until such payment in full of the Obligations, (a) no one of them shall accept payment from the others by way of contribution on account of any payment made hereunder by such party to Lender, (b) no one of them will take any action to exercise or enforce any rights to such contribution, and (c) if any of Guarantor should receive any payment, satisfaction or security for any indebtedness of Borrower to any of Guarantor or for any contribution by the others of Guarantor for payment made hereunder by the recipient to Lender, the same shall be delivered to Lender in the form received, endorsed or assigned as may be appropriate for application on account of, or as security for, the Obligations and until so delivered, shall be held in trust for Lender as security for the Obligations.

9.         Bankruptcy of Borrower or Guarantor.  In any bankruptcy or other proceeding in which the filing of claims is required by law, Guarantor shall file all claims which Guarantor may have against Borrower relating to any indebtedness of Borrower to Guarantor and shall assign to Lender all rights of Guarantor thereunder.  If Guarantor does not file any such claim, Lender, as attorney-in-fact for Guarantor, is hereby authorized to do so in the name of Guarantor or, in Lender’s discretion, to assign the claim to a nominee and to cause proof of claim to be filed in the name of Lender’s nominee.  The foregoing power of attorney is coupled with an interest and cannot be revoked.  Lender or its nominee shall have the right, in its sole and absolute discretion, to accept or reject any plan proposed in such proceeding and to take any other action which a party filing a claim is entitled to do.  In all such cases, whether in administration, bankruptcy or otherwise, the person or persons authorized to pay such claim shall pay to Lender the amount payable on such claim and, to the full extent necessary for that purpose, Guarantor hereby assigns to Lender all of Guarantor’s rights to any such payments or distributions; provided, however, Guarantor’s obligations hereunder shall not be satisfied except to the extent that Lender receives cash by reason of any such payment or distribution.  If Lender receives anything hereunder other than cash, the same shall be held as collateral for amounts due under this Guaranty.  If all or any portion of the obligations guarantied hereunder are paid or performed, the obligations of Guarantor hereunder shall continue and shall remain in full force and effect in the event that all or any part of such payment or performance is avoided or recovered directly or indirectly from Lender as a preference, fraudulent transfer or otherwise under the U.S. Bankruptcy Code or other similar laws, irrespective of (a) any notice of revocation given by Guarantor prior to such avoidance or recovery, or (b) full payment and performance of all of the indebtedness and obligations evidenced and secured by the Loan Documents.

10.       Assignment of Interest.  Guarantor agrees that Lender may assign all or any part of the Loan or its interest in this Guaranty and its rights granted herein or under any of the Loan Documents in accordance with the terms of Section 9.1 of the Loan Agreement, which terms are hereby incorporated by reference into this Guaranty and made a part hereof.

11.       Independent Obligations.  This is an agreement of payment and not of collection and the obligations of Guarantor hereunder shall be in addition to and shall not limit or in any way affect the obligations of Guarantor under any other existing or future guaranties or indemnities unless said other guaranties or indemnities are expressly modified or revoked in writing.  This Guaranty is independent of the obligations of Borrower under the Note and the other Loan Documents.  Lender may bring a separate action to enforce the provisions hereof against Guarantor without taking action against Borrower or any other party or joining Borrower or any other party as a party to such action.

12.       Attorneys’ Fees; Enforcement.  Notwithstanding anything contained herein to the contrary, if any attorney is engaged by Lender to enforce or defend any provision of this Guaranty, or as a consequence of any default under this Guaranty, with or without the filing of any legal action or proceeding, Guarantor shall pay to Lender, within thirty (30) days following demand, reasonable attorneys’ fees and costs incurred by Lender in connection therewith, together with interest thereon following such ten (10) day period until paid at the Default Rate.

13.       Rules of Construction.  The word “Borrower” as used herein shall include the named Borrower and any other person at any time assuming or otherwise becoming primarily liable for all or any part of the obligations of the named Borrower under the Note and the other Loan Documents.  The term “person” as used herein shall include any individual, company, trust or other legal entity of any kind whatsoever.  If this Guaranty is executed by more than one person, the term “Guarantor” shall include all such persons, jointly and severally.  When the context and construction so require, all words used in the singular herein shall be deemed to have been used in the plural and vice versa.  All headings appearing in this Guaranty are for convenience only and shall be disregarded in construing this Guaranty.

14.       Credit Reports.  Each legal entity and individual obligated on this Guaranty hereby authorizes Lender to order and obtain (but not more often than once per calendar year, unless an Event of Default beyond all applicable notice and cure periods is continuing, or in connection with Lender exercising its rights pursuant to Article IX of the Loan Agreement), from a credit reporting agency of Lender’s choice, a third party credit report on such legal entity and individual.

15.       Governing Law; Waivers.

(a)        GUARANTOR AND LENDER HEREBY AGREE THAT THIS GUARANTY SHALL BE INTERPRETED, CONSTRUED, GOVERNED AND ENFORCED ACCORDING TO THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS PRINCIPLES OF CHOICE OF LAW OR CONFLICTS OF LAW THAT WOULD DEFER TO THE SUBSTANTIVE LAW OF ANOTHER JURISDICTION, PROVIDED THAT AT ALL TIMES THE PROVISIONS FOR CREATION, PERFECTION AND ENFORCEMENT OF THE LIENS AND SECURITY INTERESTS WITH

RESPECT TO THE PROPERTY CREATED PURSUANT TO THE SECURITY INSTRUMENT AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS, IT BEING UNDERSTOOD THAT, TO THE FULLEST EXTENT PERMITTED BY LAW, GUARANTOR HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION OTHER THAN THE STATE OF NEW YORK AND/OR THE COMMONWEALTH OF MASSACHUSETTS, AS AFORESAID, SHALL GOVERN THIS GUARANTY OR THE OTHER LOAN DOCUMENTS.

(b)        GUARANTOR HEREBY CONSENTS FOR ITSELF AND IN RESPECT OF ITS PROPERTIES, GENERALLY, UNCONDITIONALLY AND IRREVOCABLY, TO THE NONEXCLUSIVE JURISDICTION OF THE FEDERAL AND STATE COURTS IN THE COUNTY AND STATE OF NEW YORK WITH RESPECT TO ANY PROCEEDING RELATING TO ANY MATTER, CLAIM OR DISPUTE ARISING UNDER THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY.  GUARANTOR FURTHER CONSENTS, GENERALLY, UNCONDITIONALLY AND IRREVOCABLY, TO THE NONEXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS OF THE COUNTY AND STATE IN WHICH ANY OF THE PROPERTY IS LOCATED IN RESPECT OF ANY PROCEEDING RELATING TO ANY MATTER, CLAIM OR DISPUTE ARISING WITH RESPECT TO SUCH PROPERTY.  GUARANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS, GENERALLY, UNCONDITIONALLY AND IRREVOCABLY, AT THE ADDRESSES SET FORTH ABOVE IN CONNECTION WITH ANY OF THE AFORESAID PROCEEDINGS IN ACCORDANCE WITH THE RULES APPLICABLE TO SUCH PROCEEDINGS AND/OR PURSUANT TO THE LAST PARAGRAPH HEREOF.  TO THE EXTENT PERMITTED BY APPLICABLE LAW, GUARANTOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW HAVE OR HAVE IN THE FUTURE TO THE LAYING OF VENUE IN RESPECT OF ANY OF THE AFORESAID PROCEEDINGS BROUGHT IN THE COURTS REFERRED TO ABOVE AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.  NOTHING HEREIN SHALL AFFECT THE RIGHT OF LENDER TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW OR TO COMMENCE PROCEEDINGS OR OTHERWISE PROCEED AGAINST GUARANTOR IN ANY JURISDICTION.

(c)        PROCESS MAY BE SERVED BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO GUARANTOR AT ITS ADDRESS REFERRED TO ABOVE.

(d)        GUARANTOR AND LENDER EACH WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THIS GUARANTY, THE LOAN SECURED BY THE SECURITY

INSTRUMENT, OR ANY OF THE LOAN DOCUMENTS.  THIS WAIVER IS KNOWINGLY, INTENTIONALLY, AND VOLUNTARILY MADE BY GUARANTOR AND LENDER AND GUARANTOR ACKNOWLEDGES THAT NEITHER LENDER NOR ANY PERSON ACTING ON BEHALF OF LENDER HAS MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT.  GUARANTOR SHALL NOT SEEK TO CONSOLIDATE, BY COUNTERCLAIM OR OTHERWISE, ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED.

(e)        GUARANTOR HEREBY ACKNOWLEDGES THAT:  (A) THE OBLIGATIONS UNDERTAKEN BY GUARANTOR IN THIS GUARANTY ARE COMPLEX IN NATURE, (B) NUMEROUS POSSIBLE DEFENSES TO THE ENFORCEABILITY OF THESE OBLIGATIONS MAY PRESENTLY EXIST AND/OR MAY ARISE HEREAFTER, (C) AS PART OF LENDER’S CONSIDERATION FOR ENTERING INTO THIS TRANSACTION, LENDER HAS SPECIFICALLY BARGAINED FOR THE WAIVER AND RELINQUISHMENT BY GUARANTOR OF ALL SUCH DEFENSES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, AS WELL AS GUARANTOR’S RIGHT TO A TRIAL BY JURY, AND (D) GUARANTOR HAS HAD THE OPPORTUNITY TO SEEK AND RECEIVE LEGAL ADVICE FROM SKILLED LEGAL COUNSEL IN THE AREA OF FINANCIAL TRANSACTIONS OF THE TYPE CONTEMPLATED HEREIN.  GUARANTOR DOES HEREBY REPRESENT AND CONFIRM TO LENDER THAT GUARANTOR IS FULLY INFORMED REGARDING, AND THAT GUARANTOR FULLY UNDERSTANDS (I) THE NATURE OF ALL SUCH POSSIBLE DEFENSES, (II) THE CIRCUMSTANCES UNDER WHICH SUCH DEFENSES MAY ARISE, (III) THE BENEFITS WHICH SUCH DEFENSES MIGHT CONFER UPON GUARANTOR, AND (IV) THE LEGAL CONSEQUENCES TO GUARANTOR OF WAIVING SUCH DEFENSES AND ITS RIGHT TO A TRIAL BY JURY.  GUARANTOR ACKNOWLEDGES THAT GUARANTOR MAKES THIS GUARANTY WITH THE INTENT THAT THIS GUARANTY AND ALL OF THE INFORMED WAIVERS HEREIN SHALL EACH AND ALL BE FULLY ENFORCEABLE BY LENDER, AND THAT LENDER IS INDUCED TO ENTER INTO THIS TRANSACTION IN MATERIAL RELIANCE UPON THE PRESUMED FULL ENFORCEABILITY THEREOF.

(f)        GUARANTOR FURTHER ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED IN CONNECTION WITH THE DELIVERY OF THIS GUARANTY AND IN MAKING THE WAIVERS CONTAINED HEREIN BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS SUCH WAIVERS WITH COUNSEL.

(g)        THE PROVISIONS OF THIS GUARANTY SHALL NOT BE MODIFIED OR DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR

RELINQUISHED BY LENDER EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY LENDER.

16.       Notices.  Any notice, demand, consent, approval, direction, waiver, agreement or other communication (any “Notice”) required or permitted hereunder or under any other documents in connection herewith shall be in writing and shall be directed as follows:

If to Guarantor:

New England Realty Associates Limited Partnership

c/o The Hamilton Company

39 Brighton Ave.

Boston, MA 02134

with a copy to:

Saul Ewing Arnstein & Lehr LLP

131 Dartmouth Street, Suite 501

Boston, MA 02116

Attn: Sally E. Michael, Esq.

If to Lender:

Insurance Strategy Funding Corp. LLC

c/o J.P. Morgan Asset Management

500 Stanton Christiana Road, Ops 2/Floor 2

Newark, Delaware 19713

Attention:  Gregory Thornton

with a copy to:

Katten Muchin Rosenman LLP

550 S. Tryon Street, Suite 2900

Charlotte, NC 28202-4213

Attention:  Adam L. Stoddard, Esq.

or to such changed address as a party hereto shall designate to the other party hereto from time to time in writing.  Any counsel designated above or replacement counsel which may be designated respectively by each party by Notice to the other party hereto is hereby authorized to give Notices hereunder on behalf of its respective client.

Notices shall be (i) personally delivered to the offices set forth above, in which case they shall be deemed delivered on the date of delivery or first (1st) Business Day thereafter if delivered other than on a Business Day (or after 5:00 p.m. New York City time) to said offices; (ii) sent by registered or certified mail, postage prepaid, return receipt requested, in which case they shall be deemed delivered on the date shown on the receipt unless delivery is refused or delayed by the addressee in which event they shall be deemed delivered on the earliest to occur of the first (1st) Business Day on or after the date of delivery or the third (3rd) Business Day after such notice has been deposited in the U.S. Mail in accordance with the terms hereof; or (iii) sent by a nationally recognized overnight courier, in which case they shall be deemed delivered on the first (1st) Business Day on or after the date following the date such notice was delivered to or picked up by the courier.

17.       Miscellaneous.  The provisions of this Guaranty will bind and benefit the heirs, executors, administrators, legal representatives, nominees, successors and assigns of Guarantor and Lender.  The liability of all persons and entities who are in any manner obligated hereunder shall be joint and several.  If any provision of this Guaranty shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that portion shall be deemed severed from this Guaranty and the remaining parts shall remain in full force as though the invalid, illegal or unenforceable portion had never been part of this Guaranty.

18.       Additional Representations of Guarantor.  Guarantor represents and warrants to Lender that:  (a) this Guaranty constitutes the legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, receivership and similar laws of general application to creditors’ rights from time to time in effect; (b) there is no action, suit, proceeding, inquiry or investigation, at law or in equity, or before or by any Governmental Authority pending, or to the best of the Guarantor’s knowledge, threatened in writing, against Guarantor wherein an unfavorable decision, ruling or finding would have a material adverse effect on Guarantor’s financial condition or the validity or enforceability of this Guaranty; (c) neither the execution and delivery of this Guaranty, the consummation of the transactions contemplated hereunder nor the fulfillment of, or compliance with, the terms and conditions contained herein is prevented, limited by, conflicts with, or results in a breach of the terms, conditions or provisions of any (i) applicable law, or (ii) indebtedness, agreement or instrument of whatever nature to which Guarantor is now a part or by which Guarantor is bound, or constitutes a default under any of the foregoing (nor will such execution, delivery, consummation and performance result in the creation or imposition of any Lien upon any of Guarantor’s property or assets); (d) Guarantor is solvent, is able to pay its debts and obligations as they become due and has capital sufficient to carry on its business and all businesses in which it is engaged or is about to engage, and now owns property having a value both at fair valuation and at present fair salable value greater than the amount required to pay its debts and obligations as they mature.

19.       Interest.  Any amounts that become due and payable by Guarantor under this Guaranty shall bear interest at a rate per annum equal to the Default Rate from the date such sums first become due and payable to the date that such sums are paid to Lender.

20.       Counterparts.  This Guaranty may be executed in any number of counterparts with the same effect as if all parties hereto had executed the same document.  All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.  The failure of any party hereto to execute this Guaranty, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

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IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the date appearing on  the first page of this Guaranty.

GUARANTOR

NEW ENGLAND REALTY ASSOCIATES
LIMITED PARTNERSHIP, a Massachusetts
limited partnership

By:	NewReal, Inc.,
a Massachusetts corporation,
its General Partner

By:
	Name:	Ronald Brown
	Title:	President

JPMAM / Country Club Apartments – Signature Page to Guaranty